Foreign Exchange	12 Months Ended
Dec. 31, 2020
Effects Of Changes In Foreign Exchange Rates [Abstract]
Foreign Exchange	FOREIGN EXCHANGE

	Years Ended December 31
	2020	2019
Unrealized foreign exchange loss - intercompany notes (1)	$31,617	$—
Unrealized foreign exchange gain - long-term notes	(22,385)	(62,753)
Realized foreign exchange (gain) loss	(544)	966
Foreign exchange loss (gain)	$8,688	$(61,787)
(1)During 2020, a series of intercompany notes totaling US$751.0 million were issued from a Canadian subsidiary to a U.S. subsidiary. These notes are eliminated upon consolidation within the Statement of Financial Position and are revalued at the relevant foreign exchange rate at each period end. Foreign exchange gains or losses incurred within the Canadian subsidiary are recognized in unrealized foreign exchange gain or loss whereas those within the U.S. subsidiary are recognized in other comprehensive income.